PARAMOUNT COMMUNICATIONS INC.
                               15 COLUMBUS CIRCLE
                         NEW YORK, NEW YORK 10023-7780


THE UNDERSIGNED HEREBY APPOINTS FRANK J. BIONDI, JR. AND PHILIPPE P. DAUMAN, AND EACH OF THEM, AS PROXIES WITH FULL POWER OF SUBSTITUTION, TO REPRESENT AND TO VOTE ON BEHALF OF THE UNDERSIGNED ALL OF THE SHARES OF COMMON STOCK OF PARAMOUNT COMMUNICATIONS INC. WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD AT HOTEL DU PONT, 11TH AND MARKET STREETS, WILMINGTON, DELAWARE ON WEDNESDAY, JULY 6, 1994, AT 10:00 A.M. (LOCAL TIME), AND AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, UPON THE FOLLOWING PROPOSAL MORE FULLY DESCRIBED IN THE NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND THE VIACOM INC. AND PARAMOUNT COMMUNICATIONS INC. JOINT PROXY STATEMENT/PROSPECTUS.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOX, BUT YOU NEED NOT MARK ANY BOX IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO APPROVE THE AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER, AS FURTHER AMENDED AS OF MAY 26, 1994, PROVIDING FOR A BUSINESS COMBINATION TRANSACTION BETWEEN PARAMOUNT COMMUNICATIONS INC. AND VIACOM SUB INC., A WHOLLY OWNED SUBSIDIARY OF VIACOM INC., AND IN THE DISCRETION OF THE PROXIES ON ALL OTHER MATTERS.

YOUR SIGNATURE ON THE PROXY IS YOUR ACKNOWLEDGEMENT OF RECEIPT OF THE NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND THE JOINT PROXY STATEMENT, BOTH DATED
JUNE 6, 1994.

THE SIGNER HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN BY THE SIGNER TO VOTE AT SAID MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

THE PROXIES ARE DIRECTED TO VOTE AS SPECIFIED BELOW AND IN THEIR DISCRETION ON ALL OTHER MATTERS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE
AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER, AS FURTHER AMENDED AS OF
MAY 26, 1994, PROVIDING FOR A BUSINESS COMBINATION TRANSACTION BETWEEN PARAMOUNT COMMUNICATIONS INC. AND VIACOM SUB INC.

           / / FOR                    / / AGAINST            / / ABSTAIN

IF YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE CHECK THIS BOX. / /

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PARAMOUNT COMMUNICATIONS INC. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.

                                                PLEASE SIGN EXACTLY AS NAME(S)
                                                APPEARS BELOW. WHEN SHARES ARE
                                                HELD BY JOINT TENANTS, BOTH
                                                SHOULD SIGN. WHEN SIGNING AS
                                                ATTORNEY, EXECUTOR,
                                                ADMINISTRATOR, TRUSTEE OR
                                                GUARDIAN, PLEASE GIVE FULL TITLE
                                                AS SUCH. IF A CORPORATION,
                                                PLEASE SIGN IN FULL CORPORATE
                                                NAME BY PRESIDENT OR OTHER
                                                AUTHORIZED OFFICER. IF A
                                                PARTNERSHIP, PLEASE SIGN IN
                                                PARTNERSHIP NAME BY AUTHORIZED
                                                PERSON.

                                                DATED: .........................

                                                SIGNATURE: .....................

                                                 ...............................
                                                   SIGNATURE IF HELD JOINTLY